 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2015

Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-142429	65-0493217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216

 (Address of principal executive offices, including Zip Code)

(904) 296-2807

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD

On November 18, 2015, Duos Technologies Group, Inc. (the “Company”) mailed to Company shareholders a letter, the form of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of ours under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number Description

99.1 Letter to Shareholders, November 18, 2015

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: November 18, 2015	By:	/s/ Adrian Goldfarb

Chief Financial Officer

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